July 2, 2001



Board of Trustees
BT Investment Funds; BT Instituitional Funds; BT Pyramid Mutual Funds; BT Advisor Funds; Cash Management Portfolio; Treasury Money Portfolio; International Equity Portfolio; Equity 500 Index Portfolio; Asset Management Portfolio; Capital Appreciation Portfolio and BT Investment Portfolio (the `BT Trusts') One South Street
Baltimore, Maryland 21202


Re:    Delegation of Responsibilities as a Foreign Custody Manager under
       Rule 17F-5 and Assumption by Delegate of Certain Responsibilities under Rule 17F-7
       -----------------------------------------------------------------------

Dear Board Members:

         BT Trusts (the "Trust") and Bankers Trust Company, a New York banking corporation (the "Delegate"), have previously entered into a Custodian Agreement dated July 1, 1996 and amendments (the "Custodian Agreement"), pursuant to which the Delegate provides custody and related services to the Fund, including the use of foreign subcustodians and depositories, subject to the terms and conditions set forth therein. The Securities and Exchange Commission recently amended Rule 17f-5 and adopted Rule 17f-7, each under the Investment Company Act of 1940, as amended (the "1940 Act"), concerning arrangements for foreign subcustodians and depositories, respectively. Pursuant to the provisions of Rule 17f-5(b), and subject to the terms and conditions set forth herein, you (the "Board") on behalf of the Fund hereby delegate and the Delegate hereby agrees to accept and assume certain responsibilities described herein concerning custody of (1) the Fund's investments for which the primary market is outside of the United States and (2) such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments (such investments and cash shall hereinafter be referred to collectively as "Assets"). In addition, pursuant to the provisions of Rule 17f-7(a)(1), the Delegate assumes, subject to the terms and conditions set forth herein, certain analysis and monitoring functions related to foreign depositories.

         All references hereunder to the 1940 Act and to the rules and regulations thereunder shall be deemed to be a reference to such Act and its rules and regulations as they may be amended from time to time. If any provision in this Agreement is or may be interpreted to be inconsistent with any provision in the Custodian Agreement, the provision in this Agreement will prevail.

         1.       Representations of the Parties

         The Delegate represents and warrants that it is a US Bank within the meaning of Rule 17f-5(a)(7) under the 1940 Act and has the power and authority to execute, deliver and perform this Agreement.

         The Trust represents and warrants that the Board has determined that it is reasonable to rely on the Delegate to perform the responsibilities delegated by this Agreement and has duly authorized the execution and delivery of this Agreement on behalf of the Trust.

         2.       Jurisdictions Covered

         The authority delegated by this Agreement subject to the provisions of the last paragraph of this Section 2 applies with respect to Assets held in the jurisdictions covered by the Delegate's subcustodial network and approved by the Trust or authorized for investment by the Trust's officers or investment advisor. A listing of the Delegate's subcustodial network as of the date hereof is attached hereto as Annex A. Jurisdictions in the Delegate's network may be added and the subcustodial network may be modified from time to time by notice ("flash notice") from the Delegate to the Trust. Flash notices may be sent by the Delegate to the Trust by e-mail, over the internet or by other similar electronic means to the Trust's address set forth in Section 11 or otherwise furnished by the Trust to the Delegate. The Delegate's responsibility and authority with respect to jurisdictions so added shall commence, subject to the provisions of the last paragraph of this Section 2, on the date of, or set forth in, the flash notice.

         Each of the Trust and the Delegate may withdraw its delegation or its acceptance of such delegation with respect to any jurisdiction upon written notice to the Delegate or the Trust, as the case may be. Such withdrawal shall be effective thirty (30) days after receipt of such notice by the party to which notice has been sent and thereafter the Delegate shall have no further responsibility or authority under this Agreement with respect to the jurisdiction or jurisdictions as to which authority or acceptance of delegation is so withdrawn.

         3.       Delegation of Authority to Act as Foreign Custody Manager

         (a) Subject to the provisions of this Agreement and the requirements of applicable law, including Rule 17f-5 under the 1940 Act, the Delegate is authorized to place and maintain Assets in the care of any Eligible Foreign Custodian or Custodians within the meaning of Rule 17f-5(a)(1) of the 1940 Act in each jurisdiction to which this Agreement applies and to enter into on behalf of the Trust such written contract or contracts governing the Trust's foreign custody arrangements with such Eligible Foreign Custodian or Custodians as the Delegate deems appropriate.

         (b) In addition, subject to the requirements of the 1940 Act, including Section 17(f) thereof, and any other applicable law or regulation, the Delegate is authorized to place and maintain Assets in the care of any person (a "Permissible Foreign Custodian") with which Assets may be placed and maintained outside of the United States under the 1940 Act other than pursuant to Rule 17f-5 thereunder or in accordance with an order of the Securities and Exchange Commission and to enter into on behalf of the Trust such written contract governing the Trust's foreign custody arrangements with such Permissible Foreign Custodian as the Delegate deems appropriate.

         (c) Written contracts governing the Trust's foreign custody arrangements must contain the provisions listed under Rule 17(f)(c)(2)(i) or, in lieu of such provisions, the contracts may contain other provisions, provided that the Delegate determines that such other provisions provide, in their entirety, the same or greater level of care and protection for the Assets as do the listed provisions in their entirety.

         (d) The authority granted in (a) and (b) of this paragraph 3 shall include, subject to the same limitations set forth therein, the authority to withdraw Assets from an Eligible Foreign Custodian or Permissible Foreign Custodian in any jurisdiction in which this Agreement applies and place and maintain the Assets so withdrawn in the care of another Eligible Foreign Custodian or Permissible Foreign Custodian in the same jurisdiction and to enter into appropriate written contracts governing the Trust's foreign custody arrangements with such Eligible Foreign Custodian or Permissible Foreign Custodian.

         4.       Monitoring of Eligible Foreign Custodians and Contracts

         In each case in which the Delegate has exercised the authority delegated under this Agreement under Section 3(a) to place Assets with an Eligible Foreign Custodian, the Delegate is authorized to, and shall on behalf of the Trust, establish and maintain throughout the term of this Agreement, a system reasonably designed to monitor the appropriateness of maintaining the Trust's Assets with such Eligible Foreign Custodian and the contract with such Eligible Foreign Custodian. If an arrangement with an Eligible Foreign Custodian no longer meets the requirements of Rule 17f-5(c), the Delegate will withdraw the Assets from such entity as soon as reasonably practicable and deposit such Assets with another Eligible Foreign Custodian in the same jurisdiction, if available, under arrangements which satisfy the requirements of Rule 17f-5(c).

         5.       Guidelines and Procedures for the Exercise of Delegated
Authority

         (a) In exercising its delegated authority under this Agreement, the Delegate may assume, for all purposes, that the Board (or the Trust's investment advisor pursuant to authority delegated by the Board) has considered and, pursuant to its fiduciary duties to the Trust and its shareholders, determined to accept such country risk as is incurred by placing and maintaining Assets in the jurisdictions to which this Agreement applies. The Delegate will accept instructions from such party or parties as may be authorized pursuant to the provisions of the Custodian Agreement to settle transactions with respect to and hold such Assets in the jurisdictions set forth in such instructions in reliance on the foregoing assumption. In exercising its delegated authority under this Agreement, the Delegate may also assume that the Board (or the Trust's investment advisor pursuant to authority delegated by the Board) has, and will continue to monitor such country risk to the extent that the Board deems necessary or appropriate. Nothing in this Agreement shall require the Delegate to make any selection or to engage in any monitoring on behalf of the Trust that would entail the consideration of country risk, except as expressly hereinafter provided in Section 6 with respect to securities depositories. For purposes of this Section 5(a), country risk means all factors reasonably related to the systemic risk of holding assets in a particular country, including, without limitation, such country's financial infrastructure (including any securities depositories operating in such country); prevailing custody and settlement practices; and laws and regulations applicable to the safekeeping and recovery of assets held in custody, PROVIDED, DELEGATE may furnish information to the Trust bearing on some or all of the foregoing risks.

         (b) In exercising the authority delegated under this Agreement to place Assets with an Eligible Foreign Custodian, the Delegate shall determine that Assets will be held by such Eligible Foreign Custodian subject to reasonable care based on the standards applicable to custodians in the market in which the Assets will be held after considering all factors relevant to the safekeeping of such Assets, including, without limitation, those set forth in Rule 17f-5(c)(1) of the 1940 Act.

         (c) In exercising the authority delegated under this Agreement to enter into written contracts governing the Trust's foreign custody arrangements with an Eligible Foreign Custodian, the Delegate shall determine that such contracts (or, in the case of a securities depository other than a compulsory securities depository, such contract, the rules or established practices and procedures of such depository, or any combination of the foregoing) provide reasonable care for Assets based on the standards applicable to Custodians in the market where Assets will be held. In making this determination, the Delegate shall consider the provisions of Rule 17f-5(c)(2) of the 1940 Act.

         6.       Securities Depositories

         (a) The Delegate shall, for evaluation by the Trust or its advisor, provide an analysis of the custody risks, including country risks (as defined in Section 5(a) of this Agreement) related thereto, associated with maintaining the Trust's Assets with each Eligible Securities Depository (as defined in Rule 17f-7, which term shall for the purposes of this Section 6 include any other securities depository for which the SEC by exemptive order has permitted registered investment companies to maintain their assets) utilized directly or indirectly by the Delegate as of the date hereof (or, in the case of an Eligible Securities Depository not so utilized as of the date hereof, prior to the initial placement of the Trust's Assets at such Depository) and at which any Assets of the Trust are held or are expected to be held. The Delegate shall monitor the custody risks, including country risks (as defined in Section 5(a) of this Agreement) related thereto, associated with maintaining the Trust's Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify the Trust or its advisor of any material changes in such risks.

         (b) Based on the information available to it in the exercise of diligence, the Delegate shall determine the eligibility under Rule 17f-7 of each securities depository before maintaining the Trust's Assets therewith and shall promptly advise the Trust or its advisor if any Eligible Securities Depository ceases to be so eligible. A list of Eligible Securities Depositories used by the Delegate directly or indirectly as of the date hereof is listed in Annex A attached hereto.

From time to time, Eligible Securities Depositories may, subject to Rule 17f-7(a)(11)(A), be added to the list by flash notice or other means of communication.

         7.       Standard of Care

         In exercising the authority delegated under this Agreement and in fulfilling its responsibilities under Section 6, the Delegate will exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of Assets would exercise but subject to the provisions of this Agreement, including, without limitation, paragraph 5(a) above.

         8.       Notification of Custodial Placement

         The Delegate agrees to provide written reports notifying the Board of the placement of Assets with a particular Eligible Foreign Custodian or Permissible Foreign Custodian and of any material change in the Trust's foreign custody arrangements. Such reports shall be provided to the Board no less than annually, and at such other times as the Board may request.

         9.       Fees and Expenses

         The Delegate shall charge fees and be reimbursed for expenses for performing its functions under this Agreement as may be agreed between the parties hereto.

         10.      Effectiveness and Termination

         This Agreement shall become effective as of the date set forth above upon the execution and delivery of this Agreement or a counterpart thereof by each party thereto to the other party. This Agreement may be terminated at any time, without penalty, by either party hereto, by written notice from the terminating party to the non-terminating party. Such termination shall become effective 30 days after receipt by the non-terminating party of such notice. This Agreement shall also terminate upon the effectiveness of termination of the employment of the Delegate as custodian of Assets.

         11.      Notices

         Except as otherwise provided in Sections 2 and 6, all communications and notices between the parties hereto in connection herewith (a) shall be in writing, hand delivered or sent by telex, telegram, cable, facsimile, internet or other means of electronic communication agreed upon by the parties hereto addressed as follows:

         If to the Trust, to:
                               BT Trusts
                               One South Street, Mailstop BAL01-1806
                               Baltimore, Maryland 21202
                               Attention:  Daniel O. Hirsch, Secretary
                               Phone:  (410) 895-3776
                               Fax:    (410) 895-4949

         If to the Delegate, to:

                               Bankers Trust Company
                               130 Liberty Street, 20th Floor
                               MS NYC 02-2204
                               New York, New York 10006
                               Attention: Richard J Fogarty
                               Phone: (212) 250-7686
                               Fax: (212) 669-0746

or in either case to such other address as shall have been furnished to the receiving party pursuant to the provisions hereof and (b) shall be deemed effective when received, or, in the case of a telex, when sent to the proper number and acknowledged by a proper answerback.

         12.      Governing Law and Successors and Assigns

         This Agreement shall be construed in accordance with the laws of the State of New York and shall not be assignable by either party but shall bind the successors in interest of the Board and the Delegate. Any suit, action or proceeding arising out of this Agreement may be instituted in any State or Federal court sitting in the City of New York, State of New York, United States of America, and the Trust irrevocably submits to the exclusive jurisdiction of any such court in any such suit, action or proceeding and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding was brought in an inconvenient forum. Each party hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified air mail, postage prepaid, to the other party at its address set forth in Section 10 above or in any other manner permitted by law.

         13.      Counterparts

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.      Miscellaneous.

         (a) If any provision of this Agreement is held or made invalid by a court or regulatory agency decision, statute, rule or otherwise, the remainder of the Agreement will continue to be valid and enforceable.

         (b) If any provisions of this Agreement shall be deemed to contradict any provisions of the Custodian Agreement, the provisions of this Agreement shall govern with respect to the rights and obligations covered hereby.

         (c) The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions of the Agreement or otherwise affect their meaning or interpretation.

         If the foregoing correctly sets forth our understanding, please execute in the space provided below and return to the undersigned the enclosed copy of this Agreement.

                                     Very truly yours,

                                     BANKERS TRUST COMPANY

                                     By:___________________________

                                     Title:___________________________


AGREED AS SET FORTH ABOVE

BT Trusts

By:___________________________

                 Secretary
Title:___________________________

                                     ANNEX A
                                     -------

                              SUBCUSTODIAL NETWORK
                              --------------------

------------------------------------------------------------------------------------------------------------------
JURISDICTION            NAME OF SUBCUSTODIAN                         NAME OF DEPOSITORY
------------            --------------------                         ------------------
------------------------------------------------------------------------------------------------------------------
Argentina               Citibank, N.A., Argentina                    Caja de Valores, S.A.
------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank S.A., Argentina                Caja de Valores, S.A.
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Australia               National Australia Bank Limited,             (1)  Austraclear Limited
                        Melbourne                                    (2)  The Clearing House Electronic
                                                                     Sub-Register System
                                                                     (3)  The Reserve Bank Information and
                                                                     Transfer System
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Austria                 Bank Austria, Vienna                         Wertpapiersarmmelbank bei der
                                                                     Oesterreichische Kontrollbank AG
------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank AG, Vienna                     Wertpapiersarmmelbank bei der
                                                                     Oesterreichische Kontrollbank AG
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Bangladesh              Standard Chartered Bank, Dhaka               None
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Belgium                 Fortis Bank, Brussels                        (1)  Caisse Interprofessionnelle de Depots
                                                                     et de Virements de Titres S.A.
                                                                     (2)  Banque Nationale de Belgique
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Botswana                Barclays Bank of Botswana Limited,           None
                        Gaborone
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Brazil                  Citibank, N.A., Sao Paolo                    (1)  Companhia Brasileira de Liquidacao e
                                                                     Custodia
                                                                     (2)  Sistema Especial de Liquidacao e
                                                                     Custodia
------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank S.A. - Banco Alemao, Sao       (1)  Companhia Brasileira de Liquidacao e
                        Paolo                                        Custodia
                                                                     (2)  Sistema Especial de Liquidacao e
                                                                     Custodia
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Canada                  The Royal Bank of Canada, Toronto            The Canadian Depository for Securities
                                                                     Limited
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
JURISDICTION            NAME OF SUBCUSTODIAN                         NAME OF DEPOSITORY
------------            --------------------                         ------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Chile                   Citibank, N.A., Santiago                     Deposito Central de Valores S.A.
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
People's Republic of    Deutsche Bank AG, Hong Kong                  The Shanghai Securities Central Clearing
China-Shanghai                                                       and Registration Corporation
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
People's Republic of    Deutsche Bank AG, Hong Kong                  The Shenzhen Securities Central Clearing
China-Shenzhen                                                       Co., Ltd.
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Colombia                Cititrust Colombia, S.A., Bogota             (1)  Deposito Central de Valores
                                                                     (2)  Deposito Centralizado de Valores
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Czech Republic          Ceskoslovenska Obchodni Banka, A.S., Prague  (1)  Stredisko Cennych Papiru
                                                                     (2)  The Czech National Bank
------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank AG, Prague                     (1)  Stredisko Cennych Papiru
                                                                     (2)  The Czech National Bank
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Denmark                 Den Danske Bank, Copenhagen                  Vaerdipapircentralen - The Danish
                                                                     Securities Center
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Ecuador                 Citibank, N.A., Quito                        None
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Egypt                   Citibank, N.A., Cairo                        The Misr Company for Clearing, Settlement
                                                                     and Central Depository
------------------------------------------------------------------------------------------------------------------
                        The National Bank of Egypt, Cairo            The Misr Company for Clearing, Settlement
                                                                     and Central Depository
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Finland                 Merita Bank Plc, Helsinki                    The Finnish Central Securities Depository
                                                                     Ltd.
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
France                  BNP Paribas, Paris                           Societe Interprofessionnelle pour la
                                                                     Compensation des Valeurs Mobilieres
------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank AG, Paris                      Societe Interprofessionnelle pour la
                                                                     Compensation des Valeurs Mobilieres
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Germany                 Deutsche Bank AG, Frankfurt                  Clearstream Banking AG
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Ghana                   Barclays Bank of Ghana Limited, Accra        None
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
JURISDICTION            NAME OF SUBCUSTODIAN                         NAME OF DEPOSITORY
------------            --------------------                         ------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Greece                  The National Bank of Greece S.A., Athens     The Central Securities Depository (C.S.D.)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Hong Kong               Deutsche Bank AG, Hong Kong                  (1)  Central Clearing and Settlement System
                                                                     (2)  The Central Money Markets Unit
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Hungary                 Bank Austria Creditanstalt                   KELER - The Central Depository and
                                                                     Clearing House (Budapest) Ltd.
------------------------------------------------------------------------------------------------------------------
                        Citibank, Budapest Rt., Budapest             KELER - The Central Depository and
                                                                     Clearing House (Budapest) Ltd.
------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank Rt., Budapest                  KELER - The Central Depository and
                                                                     Clearing House (Budapest) Ltd.
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
India                   Deutsche Bank AG, Mumbai                     The National Securities Depository Limited
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Indonesia               Deutsche Bank AG, Jakarta                    (1)  Bank Indonesia
                                                                     (2)  PT Kustodian Sentral Efek
                                                                     Indonesia/PT KSEI
------------------------------------------------------------------------------------------------------------------
                        Standard Chartered Bank, Jakarta             (1)  Bank Indonesia
                                                                     (2)  PT Kustodian Sentral Efek
                                                                     Indonesia/PT KSEI
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Ireland                 Allied Irish Bank, PLC, Dublin               (1)  The Central Bank of Ireland
                                                                     Securities Settlements Office
                                                                     (2)  CRESTCo Limited
------------------------------------------------------------------------------------------------------------------
                        Bank of Ireland, Dublin                      (1)  The Central Bank of Ireland
                                                                     Securities Settlements Office
                                                                     (2)  CRESTCo Limited
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Israel                  Bank Leumi Le-Israel B.M., Tel Aviv          The Clearing House of The Tel Aviv Stock
                                                                     Exchange
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Italy                   Banca Commerciale Italiana, Milan            (1)  Monte Titoli, S.p.A.
                                                                     (2)  Banca d'Italia
------------------------------------------------------------------------------------------------------------------
                        BNP Paribas Italian Branch                   (1)  Monte Titoli, S.p.A.
                                                                     (2)  Banca d'Italia
------------------------------------------------------------------------------------------------------------------
                        Citibank, N.A., Milan                        (1)  Monte Titoli, S.p.A.
                                                                     (2)  Banca d'Italia
------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank Societa per Azioni, Milan      (1)  Monte Titoli, S.p.A.
                                                                     (2)  Banca d'Italia
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
JURISDICTION            NAME OF SUBCUSTODIAN                         NAME OF DEPOSITORY
------------            --------------------                         ------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Japan                   The Bank of Tokyo Mitsubishi, Ltd., (BTM)    (1)  The Japan Securities Depository Center
                                                                     (2)  The Bank of Japan
------------------------------------------------------------------------------------------------------------------
                        Dai Ichi Kangyo Bank Ltd., Tokyo             (1)  The Japan Securities Depository Center
                                                                     (2)  The Bank of Japan
------------------------------------------------------------------------------------------------------------------
                        The Sumitomo Bank, Ltd., Tokyo               (1)  The Japan Securities Depository Center
                                                                     (2)  The Bank of Japan
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Jordan                  Arab Bank, PLC, Amman                        None
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Kenya                   Barclays Bank of Kenya Limited, Nairobi      The Central Bank of Kenya
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Luxembourg              Banque Generale du Luxembourg, Luxembourg    None
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Malaysia                Deutsche Bank (Malaysia) Berhad, Kuala       (1)  Malaysian Central Depository Sdn. Bhd.
                        Lumpur                                       (2)  Bank Negara Malaysia
------------------------------------------------------------------------------------------------------------------
                        United Overseas Bank (Malaysia) Bhd, Kuala   (1)  Malaysian Central Depository Sdn. Bhd.
                        Lumpur                                       (2)  Bank Negara Malaysia
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Malta                   Bank of Valletta PLC                         Malta Stock Exchange - Central Securities
                                                                     Depository (C.S.D.)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Mauritius               The Hongkong and Shanghai Banking            Central Depository and Settlement Co. Ltd.
                        Corporation Limited, Port Louis
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Mexico                  Banco Nacional de Mexico (Banamex), Santa    (1)  S.D. Indeval, S.A., de C.V.
                        Fe                                           (2)  Banco de Mexico
------------------------------------------------------------------------------------------------------------------
                        Bancomer, S.A., Institucion de Banca         (1)  S.D. Indeval, S.A., de C.V.
                        Multiple, Grupo Financiero, Mexico City      (2)  Banco de Mexico
------------------------------------------------------------------------------------------------------------------
                        Citibank Mexico, S.A., Mexico City           (1)  S.D. Indeval, S.A., de C.V.
                                                                     (2)  Banco de Mexico
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Morocco                 Banque Marocaine du Commerce Exterieur,      MAROCLEAR
                        Casablanca
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
JURISDICTION            NAME OF SUBCUSTODIAN                         NAME OF DEPOSITORY
------------            --------------------                         ------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Netherlands             Deutsche Bank AG, Amsterdam                  Nederlands Centraal Instituut voor Giraal
                                                                     Effectenverkeer B.V.
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
New Zealand             National Bank of Australia Limited           New Zealand Central Securities Depository
                                                                     Limited
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Norway                  Den Norske Bank ASA, Oslo                    Verdipapirsentralen - The Norwegian
                                                                     Central Securities Depository (VPS)
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Pakistan                Deutsche Bank AG, Karachi                    The Central Depository Company of Pakistan
                                                                     Limited
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Peru                    Citibank, N.A., Lima                         Caja de Valores y Liquidaciones, S.A.
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Philippines             Deutsche Bank AG, Manila                     (1)  The Philippines Central Depository
                                                                     Inc.
                                                                     (2)  The Registry of Scripless Securities
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Poland                  Citibank Poland, S.A., Warsaw                (1)  The National Depository of Securities
                                                                     (2)  The National Bank of Poland
------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank Polska S.A., Warsaw            (1)  The National Depository of Securities
                                                                     (2)  The National Bank of Poland
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Portugal                Banco Comercial Portugues, S.A., Lisbon      Central de Valores Mobiliarios
------------------------------------------------------------------------------------------------------------------
                        Banco Espirito Santo S.A.                    Central de Valores Mobiliarios
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Russia                  ZAO Bank "Credit Suisse First Boston AO",    Vneshtorgbank
                        Moscow
------------------------------------------------------------------------------------------------------------------
                        Deutsche Bank Ltd., Moscow                   None
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Singapore               Deutsche Bank AG, Singapore                  The Central Depository (Pte) Limited
------------------------------------------------------------------------------------------------------------------
                        United Overseas Bank Ltd., Singapore         The Central Depository (Pte) Limited
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
JURISDICTION            NAME OF SUBCUSTODIAN                         NAME OF DEPOSITORY
------------            --------------------                         ------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Slovak Republic         Bank Austria AG Vienna                       (1)  Stredisko Cennych Papierov
                                                                     (2)  The National Bank of Slovakia
------------------------------------------------------------------------------------------------------------------
                        Ceskoslovenska Obchodni Banka, A.S.,         (1)  Stredisko Cennych Papierov
                        Bratislava                                   (2)  The National Bank of Slovakia
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
South Africa            ABSA Bank Limited, Johannesburg              The Central Depository (Pty) Ltd.
------------------------------------------------------------------------------------------------------------------
                        Standard Corporate and Merchant Bank.  A     The Central Depository (Pty) Ltd.
                        division of The Standard Bank of South
                        Africa
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
South Korea             Deutsche Bank AG, Seoul                      The Korean Securities Depository
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Spain                   Deutsche Bank Sociedad Anonima Espanola,     (1)  Servico de Compensacion y Liquidacion
                        Barcelona                                    de Valores, S.A.
                                                                     (2)  Banco de Espana
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Sri Lanka               Deutsche Bank AG, Colombo                    The Central Depository System (Pvt) Limited
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Sweden                  Svenska Handelsbanken, Stockholm             Vardepapperscentralen (PC) Swedish Central
                                                                     Securities Depository and Clearing
                                                                     Organization
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Switzerland             Credit Suisse First Boston, Zurich           SIS SEGAINTERSETTLE AG
------------------------------------------------------------------------------------------------------------------
                        UBS AG, Zurich                               SIS SEGAINTERSETTLE AG
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Taiwan                  Deutsche Bank AG, Taipei                     The Taiwan Securities Central Depository
                                                                     Company, Ltd.
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Thailand                Deutsche Bank AG, Bangkok                    The Thailand Securities Depository Company
                                                                     Limited
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Tunisia                 Banque Internationale Arabe de Tunisie,      STICODEVAM
                        Tunis
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Turkey                  Ottoman Bank                                 (1) Takasbank - ISE Settlement and Custody
                                                                     Bank Inc.
                                                                     (2)  The Central Bank of Turkey
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
United Kingdom          Deutsche Bank AG, London                     (1)  The Central Moneymarkets Office
                                                                     (2)  CRESTCo Limited
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
JURISDICTION            NAME OF SUBCUSTODIAN                         NAME OF DEPOSITORY
------------            --------------------                         ------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Venezuela               Citibank, N.A., Caracas                      (1)  The Caja Venezolana de Valores
                                                                           S.A.C.A.
                                                                     (2)  Banco Central de Venezuela
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Zambia                  Barclays Bank of Zambia Limited, Lusaka      (1)  The LuSE Central Share Depository
                                                                           Limited
                                                                     (2)  The Bank of Zambia
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
Zimbabwe                Barclays Bank of Zimbabwe Limited, Harare    None
------------------------------------------------------------------------------------------------------------------